UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2026

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Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-14027	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Wiggins Avenue

Bedford, Massachusetts 01730

(Address of Principal Executive Offices) (Zip Code)

(781) 457-9000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2026, Anika Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2026. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2026, both William R. Jellison, a Class I member of the Board of Directors (the “Board”) of the Company, and Glenn R. Larsen, Ph.D., a Class II member of the Board, notified the Board of their resignation from the Board, including from all committees on which each serves effective as of the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). Neither Mr. Jellison’s decision nor Dr. Larsen’s decision to resign involved any disagreement with the Company, its management or the Board.

The Board accepted both Mr. Jellison’s and Dr. Larsen’s resignations and in connection therewith, effective at the 2026 Annual Meeting, the Board will decrease the size of the Board from nine to seven members.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Anika Therapeutics, Inc. dated April 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: April 29, 2026	By:	/s/ Stephen Griffin
Stephen Griffin
President and Chief Executive Officer